UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): April 11, 2023

National CineMedia, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-33296			20-5665602
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)			(I.R.S. Employer Identification No.)

6300 S. Syracuse Way	Suite 300	Centennial	Colorado	80111
(Address of Principal Executive Offices)				(Zip Code)
(303) 792-3600
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 210.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Common Stock, par value $0.01 per share	NCMI	The Nasdaq Stock Market LLC
(Title of each class)	(Trading symbol)	(Name of each exchange on which registered)
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into Material Definitive Agreement
Chapter 11 Filing
On April 11, 2023, National CineMedia, LLC (“NCM LLC”), the operating company for National CineMedia Inc., (“NCM, Inc.” or the “Company”), filed a voluntary petition for reorganization (the “Chapter 11 Case”) in the United States Bankruptcy Court for the Southern District of Texas (the “Bankruptcy Court”) seeking relief under Chapter 11 of Title 11 of the United States Code (the “Bankruptcy Code”).
The Company will continue to manage NCM LLC while it is a “debtor in possession” under the jurisdiction of the Bankruptcy Court and in accordance with the applicable provisions of the Bankruptcy Code and orders of the Bankruptcy Court. In March 2023, because of potential conflicts that may arise between NCM LLC and NCM, Inc., NCM, Inc. appointed Carol Flaton of Hamlin Partners LLC as an independent manager at NCM LLC to address these conflict matters.
In general, as a debtor in possession under the Bankruptcy Code, NCM LLC is authorized to continue to operate as an ongoing business, but may not engage in transactions outside the ordinary course of business without the prior approval of the Bankruptcy Court. To ensure its ability to continue operating in the ordinary course of business, NCM LLC has filed with the Bankruptcy Court a variety of motions seeking “first day” relief, including requesting authority to pay employee wages and provide employee benefits (including with respect to certain employees at NCM, Inc.), and to pay certain vendors and suppliers, and for approval of the use of cash collateral. Existing customer and vendor contracts are expected to remain in place and be serviced in the ordinary course of business.
Restructuring Support Agreement
On April 11, 2023, NCM, Inc. entered into a restructuring support agreement (the “Restructuring Support Agreement”) with NCM LLC and certain holders (the “Consenting Creditors”) of (A) revolving and term loan claims under (i) that certain Credit Agreement, dated as of June 20, 2018 among NCM, LLC as Borrower, JPMorgan Chase Bank, N.A. (“JPM”) in its capacity as administrative agent, and the lenders party thereto (as amended, supplemented or otherwise modified from time to time, the “2018 Credit Agreement”); and (ii) that certain Revolving Credit Agreement dated as of January 5, 2022 among NCM, LLC as Borrower, JPM in its capacity as administrative agent, and the lenders party thereto (as amended, supplemented or otherwise modified from time to time, the “2022 Revolving Credit Agreement”), (B) 5.875% Senior Secured Notes due 2028 (the “Secured Notes”) issued by NCM, LLC pursuant to that certain Indenture dated as of October 8, 2019 and Computershare Trust Company, National Association (“Computershare”) in its capacity as indenture trustee (as amended, supplemented or otherwise modified from time to time, the “Secured Notes Indenture” and together with the 2018 Credit Agreement and 2022 Revolving Credit Agreement, the “Prepetition Secured Debt Documents”) and (C) 5.750% Senior Unsecured Notes due 2026 (the “Unsecured Notes”) issued by NCM, LLC pursuant to that certain Indenture dated as of August 19, 2016 with Computershare in its capacity as indenture trustee (as amended, supplemented or otherwise modified from time to time, the “Unsecured Notes Indenture”). The parties to the Restructuring Support Agreement hold, in aggregate, more than two-thirds of all claims arising under the Prepetition Secured Debt Documents. Defined terms used and not defined in this description have the meanings ascribed to such terms in the Restructuring Support Agreement.
The Restructuring Support Agreement contemplates certain restructuring transactions (the “Restructuring Transactions”) of NCM LLC pursuant to a prearranged plan of reorganization (the “Plan”) carried out through the Chapter 11 Case.
The Restructuring Support Agreement and accompanying plan term sheet (the “Plan Term Sheet”) provide for, among other things:
i.the “Up-C” structure, pursuant to which shares of NCM, Inc. are sold to the public and the limited liability company units of NCM (“NCM Common Units”) may be redeemed for NCM, Inc.’s public shares, will remain in place;
ii.the assumption of the Exhibitor Services Agreements (the “ESAs”) with American Multi-Cinema, Inc., Cinemark USA, Inc., and Regal Cinemas, Inc. (“Regal”) (other than the Regal ESA if it is terminated subject to the treatment described in the Plan Term Sheet) and other related agreements upon the consummation of the Plan;
iii.the equitization of all claims outstanding under the Prepetition Secured Debt Documents;

iv.the distribution of 100% of the newly issued equity interests in reorganized NCM LLC (the “New NCM Common Units”) to holders of claims under the Prepetition Secured Debt Documents, with such holders reallocating a portion of the New NCM Common Units to NCM, Inc. pursuant to the NCMI 9019 Settlement, subject in each case to dilution as set forth in the Plan Term Sheet;
v.the capital contribution by NCM, Inc. in the amount of approximately $15 million of cash on hand in exchange for New NCM Common Units (the “NCMI 9019 Capital Contribution”);
vi.if no committee comprised of general unsecured creditors is appointed in the Chapter 11 Case pursuant to section 1102 of the Bankruptcy Code (a “Creditors’ Committee”), the distribution of New NCM Warrants to holders of deficiency claims under the Prepetition Secured Debt Documents and the holders of Unsecured Notes (the “Unsecured Funded Debt Claims”); provided, however, if a Creditors’ Committee is appointed, holders of Unsecured Funded Debt Claims will receive no recovery or such recovery to be agreed among the Required Consenting Creditors and NCM LLC;
vii.if no Creditors’ Committee is appointed in the Chapter 11 Case, holders of general unsecured claims will receive payment in full in cash; provided, however, if a Creditors’ Committee is appointed, holders of general unsecured claims will receive no recovery or such recovery to be agreed among the Required Consenting Creditors and NCM LLC;
viii.NCM LLC will emerge from chapter 11 without any debt, but if additional exit financing is needed following the NCMI 9019 Capital Contribution to adequately fund the reorganized entity, NCM LLC will first seek to obtain a revolving credit facility from a third party lending institution, but if, despite best efforts, NCM LLC is unable to obtain a revolving credit facility in an amount and on terms in each case acceptable to the Required Consenting Creditors, an exit facility shall be provided by one or more members of the Consenting Creditors in the form, solely or partially, of a first lien term loan provided by Consenting Creditors on arm’s-length terms in an amount estimated to be required to adequately fund the business (such amount to be determined between NCM LLC, and the Required Consenting Creditors); and
ix.the consensual use of cash collateral by the requisite parties under the Prepetition Secured Debt Documents.
Following the Restructuring Transactions, NCM, Inc. is projected to have an aggregate ownership interest of approximately 13.8% of NCM LLC on account of the NCMI 9019 Settlement, NCM, Inc.’s ownership of Secured Notes, and the NCMI 9019 Capital Contributions.
The Restructuring Support Agreement also contemplates the following milestones with respect to the Chapter 11 Cases (in each case subject to extension with the agreement of counsel to NCM LLC and the Required Consenting Creditors):
•By 11:59 p.m. (prevailing Eastern Time) on April 11, 2023, the Petition Date shall have occurred;
•No later than one (1) calendar day after the Petition Date, NCM LLC shall file the First Day Pleadings;
•No later than 5 calendar days after the Petition Date, the Bankruptcy Court shall have entered an interim Cash Collateral Order;
•No later than 15 calendar days after the Petition Date, NCM LLC shall file the Plan, the Disclosure Statement, the Disclosure Statement Motion, and Solicitation Materials;
•No later than 45 calendar days after the Petition Date, the Bankruptcy Court shall have entered a final Cash Collateral Order;
•No later than 60 calendar days after the Petition Date, the Bankruptcy Court shall have entered an order approving the Disclosure Statement and Solicitation Materials;
•To the extent NCM LLC enters into the New Regal Affiliate Advertising Agreement (with the consent of the Required Consenting Creditors), no later than 105 calendar days after the Petition Date, the Bankruptcy Court shall have entered the Regal Approval Order;
•No later than 105 calendar days after the Petition Date, the Bankruptcy Court shall have entered the Confirmation Order (the “Confirmation Date”);
•No later than 75 calendar days after the Confirmation Date (the “Outside Date”), the Plan Effective Date shall have occurred.
Pursuant to the Restructuring Support Agreement, the parties thereto have made certain customary covenants and commitments to each other, including, among others, commitments by the Consenting Creditors and NCM, Inc. to vote in favor of the Plan and commitments of NCM LLC to negotiate in good faith and use commercially reasonable efforts to execute, deliver and implement the Definitive Documents and support and cooperate with the applicable parties to the Restructuring Support Agreement to take all commercially reasonable actions necessary to consummate the Restructuring Transactions.
The Restructuring Support Agreement further provides that the requisite Consenting Creditors shall have the right, but not the obligation, to terminate the Restructuring Support Agreement upon the occurrence of certain events, including the failure of NCM LLC to achieve the milestones set forth in the Restructuring Support Agreement. Although NCM LLC intends to pursue the Restructuring Transactions in accordance with the terms in the Restructuring Support Agreement, there can be no assurance that NCM LLC will be successful in completing a restructuring or any similar transaction on the terms set forth in the Restructuring Support Agreement, on different terms, or at all.
The foregoing summary of the Restructuring Support Agreement has been included to provide investors and security holders with information regarding the terms of such agreement and is qualified in its entirety by the terms and conditions of the Restructuring Support Agreement, a copy of which is attached hereto as Exhibit 10.1 and which is incorporated herein by reference. The representations, warranties and covenants contained in the Restructuring Support Agreement have been made solely for the purpose of such agreement and as of specific dates, for the benefit of the parties thereto.

Item 1.03	Bankruptcy or Receivership
The information set forth in Item 1.01 of this Current Report on Form 8-K under the caption “Chapter 11 Filing” is hereby incorporated by reference in this Item 1.03.

Item 2.02	Results of Operations and Financial Conditions
On April 11, 2023, the Company issued a press release regarding its financial results for the three months ended December 31, 2022. The press release is furnished herewith as Exhibit 99.1.

Item 2.04	Triggering Events that Accelerate or Increase a Direct Financial Obligation under an Off-Balance Sheet Arrangement
The filing of the Chapter 11 Cases constitutes an event of default that accelerated NCM LLC’s obligations under the following debt instruments (the “Debt Instruments”):
•the 2018 Credit Agreement.
•the 2022 Revolving Credit Agreement.
•the Unsecured Notes Indenture.
•the Secured Notes Indenture.
The Debt Instruments provide that as a result of the Bankruptcy Petitions, the principal and interest due thereunder shall be immediately due and payable. Any efforts to enforce payment obligations under the Debt Instruments are automatically stayed as a result of the filing of the Chapter 11 Cases and the holders’ rights of enforcement in respect of the Debt Instruments are subject to the applicable provisions of the Bankruptcy Code.

Item 7.01	Regulation FD Disclosure
On April 11, 2023, the Company issued a press release in connection with the filing of the Chapter 11 Cases. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated by reference herein.
Cleansing Materials
NCM LLC entered into confidentiality agreements (the “NDAs”) with certain members of an ad hoc group of secured lenders (the “Lenders”) in order to engage in strategic discussions regarding NCM LLC’s indebtedness that ultimately led to the Restructuring Support Agreement. Pursuant to the terms of the NDAs, NCM LLC agreed to publicly disclose certain confidential information regarding NCM LLC and the parties’ discussions upon the occurrence of certain events (the “Cleansing Materials”). The Cleansing Materials are furnished as Exhibit 99.2 hereto.
The Cleansing Materials were not prepared with a view toward public disclosure and should not be relied upon to make an investment decision with respect to NCM Inc. or NCM LLC. The Cleansing Materials should not be relied upon as a reliable prediction of future events. Neither NCM Inc., NCM LLC, nor any of its affiliates or representatives has made or makes any representation to any person regarding the ultimate outcome of any potential transaction involving the Lenders, and none of them undertakes any obligation to publicly update the Cleansing Materials to reflect circumstances existing after the date when the Cleansing Materials were made or to reflect the occurrence of future events, even in the event that any or all of the assumptions underlying the Cleansing Materials are shown to be in error.

The information in this Item 7.01 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by reference to such filing.
Cautionary Statement Regarding Forward Looking Statements
This Current Report on Form 8-K contains various forward-looking statements within the meaning of Section 27A of the Securities Act and Section 21E of the Exchange Act. Forward-looking statements reflect management’s current expectations or beliefs regarding future events, including with respect to discussions with lenders, and are subject to a number of important factors, risks, uncertainties and assumptions that could cause actual results to differ materially from those described in any forward-looking statements. These factors and risks include, but are not limited to, unanticipated developments that prevent, delay or negatively impact a resolution of discussions with lenders and other financial, operational and legal risks and uncertainties detailed from time to time in cautionary statements contained in the filings of National CineMedia, Inc. (the “Company”) with the Securities and Exchange Commission. These forward-looking statements represent the Company’s judgment as of the date of this Current Report. Investors are cautioned that reliance on these forward-looking statements involve risks and uncertainties. Although the Company believes that the assumptions used in the forward-looking statements are reasonable, any of these assumptions could prove to be inaccurate and, as a result, actual results could differ materially from those expressed or implied in the forward-looking statements.

Item 9.01	Financial Statements and Exhibits

Exhibit No.	Description

10.1	Restructuring Support Agreement, dated as of April 11, 2023, among the Company, NCM LLC and Consenting Secured Creditors.
99.1	Press Release, April 11, 2023
99.2	Cleansing Materials
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NATIONAL CINEMEDIA, INC.

Dated: April 11, 2023	By:	/s/ Ronnie Y. Ng
Ronnie Y. Ng
Chief Financial Officer